UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2009

APOLLO GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	1-31593	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5655 South Yosemite Street, Suite 200 Greenwood Village, Colorado		80111-3220
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (720) 886-9656

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 3, 2009, beginning at 9:00 a.m. MST, Apollo Gold Corporation (“Apollo”) hosted a conference call with investors to discuss Apollo’s financial results for the fourth quarter and year ended December 31, 2008.  A press release dated March 31, 2009, announcing the conference call is attached hereto as Exhibit 99.1.  The conference call was made available to the public via conference call and audio webcast and a written presentation that accompanied the conference call was made available to the public at the time of the call and webcast through Apollo’s website.  The related written presentation referenced during the call is attached hereto as Exhibit 99.2.

The information in this Current Report on Form 8-K and the Exhibits attached hereto are being furnished and shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Concerning Forward-Looking Statements.

The written presentation attached hereto as Exhibit 99.2 contains and the conference call included “Forward-Looking Statements” within the meaning of section 21E of the United States Securities Exchange Act of 1934, as amended.  Forward-looking statements can be identified by the use of words such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “schedules,” “predicts,” “intends,” “continue,” or the negative of such terms, or other comparable terminology.  All statements regarding timing of commencement of production at Black Fox, future throughput rates at the Black Fox mill, future production at recovery rates at Black Fox, expected cash costs at Black Fox, future cash flow from the Montana Tunnels mine, capital commitments at Black Fox, future work programs for the continued development at Black Fox, utilization of the $70 million project facility, production and milling at the Montana Tunnels mine, placing the Montana Tunnels mine on care and maintenance and the associated costs therewith, statements respecting reserves with respect or relating to the Montana Tunnels mine, the timing of completion of an NI 43-101 for Apollo’s Huizopa project, future capital expenditures at Apollo’s Black Fox, Montana Tunnels and Huizopa projects and the sufficiency of Apollo’s cash funds are forward-looking statements that involve various risks and uncertainties.  There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements.  Important factors that could cause actual results to differ materially from these forward-looking statements include: additional operational, geotechnical, processing and remediation problems at the Montana Tunnels mine, unexpected changes in business and economic conditions, political or economic instability, significant decreases in gold, zinc or lead prices, results of drilling and other exploration activities at Huizopa, difficulties or delays in permitting at Black Fox, changes in interest and currency rates, local and community impacts and issues, labor accidents, environmental risks and other factors disclosed under the heading “Risk Factors” in Apollo’s most recent annual report on Form 10-K filed with the United States Securities and Exchange Commission and elsewhere in Apollo’s documents filed from time to time with the Toronto Stock Exchange, the NYSE Amex exchange, the United States Securities and Exchange Commission and other regulatory authorities.  All forward-looking statements included in this presentation are based on information available to Apollo on the date hereof.  Apollo assumes no obligation to update any forward-looking statements.

Non-GAAP Financial Measures.

The written presentation attached hereto as Exhibit 99.2 contains and the conference call included certain non-GAAP financial measures including the terms “cash operating costs,” “total cash costs,” and “total production costs,” each of which are considered non-GAAP financial measures as defined in the United States Securities and Exchange Commission Regulation S-K Item 10 and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP in Canada and the United States.  These terms are used by management to assess performance of individual operations and to compare Apollo’s performance to other gold producers.  The term “cash operating costs” is used on a per ounce of gold basis.  Cash operating costs per ounce is equivalent to direct operating cost as found in Apollo’s consolidated statements of operations, less production royalty expenses and mining taxes but includes by-product credits for payable silver, lead and zinc.  The term “total cash costs” is equivalent to cash operating costs plus production royalties and mining taxes.  The term “total production costs” is equivalent to total cash costs plus non-cash costs including depreciation and amortization.  These measures are not necessarily indicative of operating profit or cash flow from operations as determined under GAAP in Canada and the United States and may not be comparable to similarly titled measures of other companies.  For a reconciliation of these non-GAAP measures to Apollo’s statements of operations, see Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations in Apollo’s most recent annual report on Form 10-K filed with the United States Securities and Exchange Commission.

Cautionary Note to United States Investors Concerning Estimates of Mineral Resources.

The written presentation attached hereto as Exhibit 99.2 uses and conference call referenced the terms mineral “resources,” “indicated mineral resources,” and “inferred mineral resources”.  We advise United States investors that while these terms are recognized and required by Canadian regulations, the United States Securities and Exchange Commission does not recognize them.  United States investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into mineral reserves.  Furthermore, “Inferred mineral resources” have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility.  It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. In accordance with Canadian rules, estimates of inferred mineral resources cannot form the basis of feasibility or other economic studies.  United States investors are cautioned not to assume that part or all of the inferred mineral resource exists, or is economically or legally minable.

ITEM 7.01       REGULATION FD DISCLOSURE

The information provided in Item 2.02 is incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
99.1	Apollo Gold Corporation press release dated March 31, 2009.
99.2	Apollo Gold Corporation written presentation dated April 3, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 3, 2009

APOLLO GOLD CORPORATION

By:	/s/ Melvyn Williams
Melvyn Williams
Chief Financial Officer and Senior Vice President - Finance and Corporate Development